UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2025

AGASSI SPORTS ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24970	88-0203976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 N. Town Center Dr #160 Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

Trademark Acquisition Agreement

                On May 31, 2025, Agassi Sports Entertainment Corp., formerly known as Global Acquisitions Corp. (the “Company,” “us,” “we,” or “our”), entered into a Trademark Acquisition Agreement with Patrick J. Rolfes and Ted Angelo, the owners of the trademark for “World Series of Pickleball” (the “Trademark”). Pursuant to the Trademark Acquisition Agreement, we acquired all rights to, and ownership of, the Trademark, in consideration for $25,000 in cash and warrants to purchase 50,000 shares of the Company’s common stock (with warrants to purchase 25,000 shares granted to each seller)(the “Warrants”).

                The Trademark Acquisition Agreement includes customary representations and indemnification obligations of the sellers, for a transaction of the size and type, as the Trademark acquisition. As additional consideration payable to each of the sellers, we agreed that during the lifetime of each of the sellers, we would furnish them an aggregate of six (6) VIP tickets to all World Series of Pickleball events produced by or on behalf of the Company.  Such tickets are subject to all the rules and regulations, including standards of behavior, applicable to tickets generally.

                The Warrants have an exercise price of $5.75 per share (the closing sales price of the Company’s common stock on the last trading day prior to the entry into the Trademark Acquisition Agreement) and a three year term and are exercisable only on a cash basis. The Warrants include a 4.999% beneficial ownership limitation, which can be increased to 9.999% by either holder, with at least 61 days prior written notice to the Company.

The foregoing description of the Trademark Acquisition Agreement and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Trademark Acquisition Agreement and Common Stock Purchase Warrants filed with this Current Report on Form 8-K as Exhibits 10.1, 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01, above under the heading “Trademark Acquisition Agreement” is hereby incorporated by reference into this Item 2.01 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01, above under the heading “Trademark Acquisition Agreement” is hereby incorporated by reference into this Item 3.02 in its entirety.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”), for the grant of the Warrants since the foregoing grant did not involve a public offering, the recipients took the securities for investment and not resale, and we took appropriate measures to restrict transfer. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

If exercised in full a maximum of 50,000 shares of common stock would be issuable upon exercise of the Warrants.

Item 5.06. Change in Shell Company Status.

As previously reported by the Company in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, in November 2024, the Company’s management determined to cease seeking out business opportunities, mergers or acquisitions, and instead to launch an operating strategy to become a leader in the global sports entertainment and media industry. The Company’s efforts are initially focused on court sports, beginning with planned growth opportunities associated with branding and growing the pickleball and padel industries, both of which are currently experiencing significant growth. The Company expects its publicly-traded structure to provide a way for the investing public to participate in these exciting and rapidly growing markets.

We currently plan to create and manage unique content, building sports communities around entertainment, media, wellness, education, commerce, and charitable efforts.

By identifying opportunities for co-branding, partnering, and acquisitions, we plan to develop trusted brands in sports entertainment and bring them together under the Company’s brand.

Our business model is designed around proprietary and curated content supported by planned sponsorships, brand relationships, live event hosting, e-commerce and merchandising, and licensing and media rights.

We currently plan to undertake the following, funding permitting:

• Acquire, build and/or create physical facilities, leagues, tournaments, events, social communities, and merchandisers.

• Develop strategic relationships with “Best of Class” operators and developers in key segments within the pickleball and padel communities through co-branding and acquisition opportunities.

• Develop our “ACE Program” of certifying facilities, social media communities, content creators, coaches, third-party leagues, and events under a planned marketing brand.

• Create and distribute proprietary and curated content through various media channels.

• IP development and collaboration.

• Charitable initiatives through our planned Pickleball for All program.

We also plan to launch a “Pickleball for All” charitable initiative to introduce, grow, and develop pickleball in underserved and disadvantaged communities across the United States. We expect to work with best of class brands to provide access to our “Fun for Free” courts and equipment in public parks, schools, and other locations that will serve as home courts to communities across the country for social wellness, practice, learning, and pickleball fun for all. We plan to work with select merchandisers and retailers to create quality equipment and offer merchandise at price points which will appeal to beginners and families, with a portion of the revenue to be reinvested into the Pickleball for All program.

Together with its entry into, and the closing of the transactions contemplated by, the Trademark Acquisition Agreement, and its change in business focus as discussed above, the Company is no longer a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), and effective on the date of the closing of the Trademark Acquisition Agreement, May 31, 2025, the Company ceased being a “shell Company”, and transitioned to being a start-up/development stage company. In connection therewith, the Company now has (i) a specific business plan and purpose which required significant expertise and dedication from management to develop, (ii) a conscionable plan of operations upon which it is executing, (iii) a clear revenue generation strategy, and (iv) the incurrence of operating expenses consistent with a Company that is in its development stage, each as discussed above, and in the Annual Report and 1Q25 Form 10-Q. Further, the Company has for some time been engaging in discussions and negotiations regarding brand and collaboration agreements, and has expended expenses towards those endeavors, and other tasks relating to the launch of its operating business.

In connection with the Company ceasing to be a “shell company” and exiting shell company status, the Company is required to provide certain information relating to its operations, business, and financial information, typically included in a Form 10 registration statement. Pursuant to the instructions related to “Item 5.06. Change in Shell Company Status” of a Current Report on Form 8-K, for purposes of this Current Report, we may identify the filings in which certain information required to be disclosed as “Form 10 Information” is included instead of disclosing that information in this Current Report; provided, however, this Current Report is required to supplement the information disclosed in such filings.

Definitions

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Agassi”, “Agassi Sports Entertainment” and “Agassi Sports Entertainment Corp.” refer specifically to Agassi Sports Entertainment Corp., formerly known as Global Acquisitions Corporation.

In addition, unless the context otherwise requires and for the purposes of this Report only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Report. These factors include:

•	our lack of a significant operating history;

•	the ability of the Company to raise funding to support its operational plans, the terms of such financing and potential dilution caused thereby;

•

the ability of the Company to complete the steps necessary to continue its current operational plan, the costs associated therewith, timing relating thereto, and the ability of the Company to generate revenues associated therewith;

•	the concentration of ownership of the Company’s securities;

•	the market for the Company’s planned services, including the market for pickleball and padel;

•	competition in the Company’s industry;

•	current negative operating cash flows and a need for additional funding to finance our operating plans;

•	the terms of any further financing, which may be highly dilutive and may include onerous terms;

•	increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns;

•

geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, tariffs and trade wars, declines in economic activity or global conflicts;

•	the loss of key personnel or failure to attract, integrate and retain additional personnel;

•	corporate governance risks;

•	the level of competition in our industry and our ability to compete;

•	our ability to respond to changes in our industry;

•	our ability to protect our intellectual property and not infringe on others’ intellectual property;

•	our ability to scale our business;

•	changes in laws and regulations;

•	the market for our common stock;

•	our ability to effectively manage our growth;

•	dilution to existing stockholders;

•	costs and expenses associated with being a public company;

•	risks of economic slowdowns and recessions;

•	changes in inflation and interest rates, supply constraints, and possible recessions caused thereby;

•	economic downturns both in the United States and globally;

•	risk of increased regulation of our operations; and

•	other risk factors included under, or incorporated by reference in, “Risk Factors” below.

You should read the matters described in, and incorporated by reference in, “Risk Factors” and the other cautionary statements made in this Report, as being applicable to all related forward-looking statements wherever they appear in this Report. We cannot assure you that the forward-looking statements in this Report will prove to be accurate and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Item 1. Business

Information about the business of the Company is incorporated by reference to “Item 1. Business” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Commission on March 26, 2025 (the “Annual Report”), and “Part I-Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the Commission on May 14, 2025 (the “1Q25 Form 10-Q”).

Item 1A. Risk Factors

A discussion of the material factors that make an investment in the Company speculative or risky is incorporated by reference to Part I, Item 1A of the Annual Report under the heading “Risk Factors”, and investors should review the risks provided in the Annual Report, prior to making an investment in the Company. The business, financial condition and operating results of the Company can be affected by a number of factors, whether currently known or unknown, including but not limited to those described in the Annual Report, under “Risk Factors”, any one or more of which could, directly or indirectly, cause the Company’s actual financial condition and operating results to vary materially from past, or from anticipated future, financial conditions and operating results. Any of these factors, in whole or in part, could materially and adversely affect the Company’s business, financial condition, operating results and stock price.

Item 2. Financial Information.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Information incorporated by reference to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Annual Report and “Part I - Item 2 Management's Discussion and Analysis of Financial Condition and Results of Operations” of the 1Q25 Form 10-Q.

Quantitative and Qualitative Disclosures About Market Risk

As a “smaller reporting company,” we are not required to provide the information required by this Item.

Item 3. Properties.

Information incorporated by reference to “Item 2. Properties” of the Annual Report.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The following table presents certain information regarding the beneficial ownership of all shares of common stock as of May 31, 2025 by (i) each person who owns beneficially more than five percent (5%) of the outstanding shares of common stock based on 9,785,056 shares outstanding as of May 31, 2025, (ii) each of our directors, (iii) each named executive officer, and (iv) all directors and officers as a group. Except as otherwise indicated, all shares are owned directly.

                Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and/or investing power with respect to securities. We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Additionally, shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of May 31, 2025, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1120 N. Town Center Dr. #160, Las Vegas, Nevada 89144.

Name of Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent Beneficial Ownership
Directors, Named Executive Officers and Executive Officers
Ronald S. Boreta	2,458,403	(1)	25.1%
Shawn Cable	50,000	(2)	* %
Steve Miller	34,000		* %
James M. Askew	2,269,703	(3)	18.8%
All executive officers and directors as a group (4 persons)	4,812,106	(1)(2)(3)	39.8%

Greater than 5% Stockholders
John Boreta(4)	2,447,909	(5)	25.0%
Andre K. Agassi(6)	2,294,584	(7)	21.9%
Nathan Low(8)	789,450		8.1%

* Less than 1%.

(1)

Includes (i) 602,229 shares of common stock held individually by Ronald S. Boreta; (ii) 360,784 shares of common stock held by the Boreta Enterprises, Ltd (“Enterprises”), of which Ronald S. Boreta is Managing Member and of which he owns 68.1% of the membership interests, and John Boreta (see footnote (3)) owns 30.1% of the membership interests; and (iii) 1,495,390 shares of common stock held by All-American Golf Center, Inc. (“AAGC”), of which Ronald S. Boreta is a director and 51% stockholder, and John Boreta is a director and 49% stockholder (see footnote (4)). Due to the above, each of Ronald S. Boreta and John Boreta may be deemed to share voting and dispositive control over the securities held by Enterprises and AAGC, and thus to share beneficial ownership of such securities. Ronald S. Boreta disclaims beneficial ownership of the securities held by Enterprises and AAGC, except to the extent of his pecuniary interest therein.

(2)

Includes warrants to purchase 50,000 shares of common stock with an exercise price of $1.70 per share, which have a term through March 6, 2030. Does not include warrants to purchase 50,000 shares of common stock with an exercise price of $1.70 per share, which have a term through March 6, 2030, which are exercisable by Mr. Cable, subject to certain requirements, beginning on September 6, 2025.

(3)	Includes warrants to purchase 2,269,583 shares of common stock with an exercise price of $0.3970 per share, which have a term through July 3, 2029.

(4)

Address: c/o All-American Golf Center, Inc., 1120 N Town Center Drive, Suite 160, Las Vegas, NV 89144. John Boreta is the brother of Ronald S. Boreta, our President, Chief Executive Officer, Secretary and Director.

(5)

Includes (i) 591,735 shares of common stock held individually by John Boreta; (ii) 360,784 shares of common stock held by the Boreta Enterprises, Ltd, of which Ronald S. Boreta is Managing Member and owns 68.1% of the membership interests (see footnote (1)), and John Boreta owns 30.1% of the membership interests, and (iii) 1,495,390 shares of common stock held by All-American Golf Center, Inc., of which Ronald S. Boreta is a director and 51% stockholder (see footnote (1)), and John Boreta is a director and 49% stockholder. Due to the above, each of Ronald S. Boreta and John Boreta may be deemed to share voting and dispositive control over the securities held by Enterprises and AAGC, and thus to share beneficial ownership of such securities. John Boreta disclaims beneficial ownership of the securities held by Enterprises and AAGC, except to the extent of his pecuniary interest therein.

(6)

Address: 1120 N. Town Center Drive, Suite 160, Las Vegas, Nevada 89144. Agassi Ventures, LLC, The Andre Agassi Trust and Andre K. Agassi own directly no shares of common stock, however, Andre K. Agassi, who is the manager of Agassi Ventures, LLC, may be deemed to share voting and dispositive power with respect to the shares of common stock held by AKA Investments, LLC (“AKA”) and The Andre Agassi Trust, which owns all of the interests in Agassi Ventures, LLC, may be deemed to share voting and dispositive power with respect to the shares held by Investments AKA, LLC. All information included in this footnote (6) and footnote (7), below, comes from the Schedule 13D/A filed with the SEC by Mr. Agassi, Agassi Ventures, LLC, The Andre Agassi Trust and AKA on May 21, 2025, which information we have not independently confirmed.

(7)	AKA holds 1,589,167 shares of common stock of the Company and warrants to purchase 705,417 shares of common stock with an exercise price of $0.3970 per share, which have a term through July 3, 2029.
(8)

 Address: 59 Putnam Blvd., Atlantic Beach, New York 11509. All information included in this footnote (8) comes from the Schedule 13G filed with the SEC by Mr. Low on February 11, 2025, which information we have not independently confirmed.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

Item 5. Directors and Executive Officers.

Information incorporated by reference to “Item 10. Directors, Officers and Corporate Governance” of the Annual Report.

Item 6. Executive Compensation.

Information incorporated by reference to “Item 11. Executive Compensation” of the Annual Report.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

Information incorporated by reference to “Item 13. Certain Relationships and Related Transactions, and Director Independence” of the Annual Report.

Item 8. Legal Proceedings.

We know of no existing or pending legal proceedings against us, nor are we involved as a plaintiff in any proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our company. From time to time, we may become involved in various lawsuits and legal proceedings, which arise, in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Stockholders Matter.

Market for Common Stock

Our common stock is quoted on the OTC Pink Market maintained by OTC Markets under the symbol “AASP”.

The following table sets forth the range of high and low sales prices for our common stock for each of the periods indicated as reported by the OTC Pink Market. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. Due to the fact that trading in our common stock is extremely sporadic, with multiple trading days where no trading occurs, and limited, with many trading days trading less than 3,000 shares of common stock, we believe the high and low sales prices below should not be relied upon as a basis for determining the value of our common stock.

12 Month Period Ended December 31, 2025	High	Low

Quarter ended June 30, 2025*	$7.500	$3.500
Quarter ended March 31, 2025	4.000	1.670

12 Month Period Ended December 31, 2024	High	Low

Quarter ended December 31, 2024	$4.000	$0.720
Quarter ended September 30, 2024	1.820	0.173
Quarter ended June 30, 2024	0.405	0.172
Quarter ended March 31, 2024	0.510	0.211

12 Month Period Ended December 31, 2023	High	Low

Quarter ended December 31, 2023	$0.628	$0.112
Quarter ended September 30, 2023	0.240	0.144
Quarter ended June 30, 2023	0.300	0.130
Quarter ended March 31, 2023	0.493	0.130

* Through May 31, 2025.

Holders

The number of holders of record of the Company’s $0.001 par value common stock as of May 31, 2025, was approximately 619. This does not include shareholders who hold stock in their accounts at broker/dealers.

Dividends

Holders of common stock are entitled to receive such dividends as may be declared by the Company’s Board of Directors. No dividends have been paid with respect to the Company’s common stock and no dividends are expected to be paid in the foreseeable future. It is the present policy of the Board of Directors to retain all earnings to provide for the growth of the Company. Payment of cash dividends in the future will depend, among other things, upon the Company’s future earnings, requirements for capital improvements and financial condition.

Item 10. Recent Sales of Unregistered Securities.

There have been no sales of unregistered securities during the past three years which were not registered under the Securities Act, except as set forth below:

On July 3, 2024, the Company entered into a share purchase agreement (the “Purchase Agreement”) with All American Golf Center, Inc. (the “Creditor”), pursuant to which the Creditor agreed to accept shares of the Company’s common stock in exchange for the Creditor’s release of obligations of the Company to repay expenses in the aggregate amount of $593,670 (the “Payables”) for expenses of the Company previously paid by the Creditor.  Pursuant to the Purchase Agreement, 1,495,390 shares of common stock were issued by the Company to the Creditor, which number was determined based upon an implied price per share of common stock, equal to $0.397.  The Creditor is owned and controlled by Ronald S. Boreta, President, Chief Executive Officer, Secretary, Treasurer and a director of the Company, and John Boreta, a then director of the Company.

Also on July 3, 2024, the Company issued warrants to purchase common stock at an exercise price of $0.397 per share, (i) to James Askew (“Askew”), an individual, warrants to purchase an aggregate of 2,269,583 shares of common stock, and (ii) to Investments AKA, LLC, a limited liability company indirectly controlled by Andre K. Agassi, warrants to purchase an aggregate of 705,417 shares of common stock.  The warrants were exercisable as to one half of the shares of common stock immediately, and are exercisable as to the remaining half of the shares of common stock in one year of the date of the warrants. The warrants were issued to the warrant holders in consideration of services and support previously performed and provided, and expected to be performed or provided, by the warrant holders in furtherance of the Company’s business objectives.  The Company entered into a consulting agreement, dated July 3, 2024, with Askew with respect to his services and the issuance of his warrants.

Between November 4, 2024 and November 7, 2024, the Company sold to 23 accredited investors, an aggregate of 2,631,543 shares of restricted common stock, par value $0.001 per share for $0.95 per share, for an aggregate of $2,500,000.

On March 6, 2025, the Board of Directors of the Company granted (a) warrants to purchase 500,000 shares of common stock to Justin Gimblestob and (b) warrants to purchase 250,000 shares of common stock to Darren Cahill, two consultants of the Company, in consideration for agreeing to provide advisory services to the Company. The warrants have an exercise price of $1.70 per share and a term of five years. The warrants vested immediately and are exercisable 1/2 on March 6, 2025 and 1/2 on September 6, 2026. The warrants also allow for cashless exercises and customary anti-dilution rights for stock splits, dividends and similar transactions.

Effective on March 6, 2025, the Board of Directors of the Company appointed Shawn Cable as the Chief Financial Officer (Principal Accounting/Financial Officer) of the Company which appointment was effective as of the same date. In connection with the appointment, the Company agreed to pay Mr. Cable $75,000 per year, and to grant Mr. Cable warrants to purchase 100,000 shares of common stock with an exercise price of $1.70 per share and a term of five years. The warrants vested immediately and are exercisable 1/2 on March 6, 2025 and 1/2 on September 6, 2026. The warrants also allow for cashless exercises and customary anti-dilution rights for stock splits, dividends and similar transactions.

On May 31, 2025, we entered into a Trademark Acquisition Agreement with Patrick J. Rolfes and Ted Angelo, the owners of the trademark for “World Series of Pickleball”. Pursuant to the Trademark Acquisition Agreement, we acquired all rights to, and ownership of, the Trademark, in consideration for $25,000 in cash and warrants to purchase 50,000 shares of the Company’s common stock (with warrants to purchase 25,000 shares granted to each seller).

* * * * *

We claim an exemption from registration for the issuance of the shares of common stock and warrant grants described above pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act, since the foregoing issuances and grants did not involve a public offering, the recipients took the securities for investment and not resale, we took take appropriate measures to restrict transfer, and the recipients were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 11. Description of Registrant’s Securities to be Registered.

Common Stock

Our authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.001 per share. Our common shares are quoted on the OTC Pink Sheets, maintained by OTC Markets under the symbol “AASP”.

We have 9,785,056 shares of our Common Stock issued and outstanding as the date of this Current Report held by approximately 619 holders. This does not include shareholders who hold stock in their accounts at broker/dealers.

Voting Rights. Each share of our common stock is entitled to one vote on all stockholder matters. Shares of our common stock do not possess any cumulative voting rights.

Except for the election of directors, if a quorum is present, an action on a matter is approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the matter, unless otherwise required by applicable law, Nevada law, our Articles of Incorporation, as amended and restated (“Articles of Incorporation”), or Bylaws. The election of directors will be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote, meaning that the nominees with the greatest number of votes cast, even if less than a majority, will be elected. The rights, preferences and privileges of holders of common stock are subject to, and may be impacted by, the rights of the holders of shares of any series of preferred stock that we have designated, or may designate and issue in the future.

Dividend Rights. Each share of our common stock is entitled to equal dividends and distributions per share with respect to the common stock when, as and if declared by our Board of Directors, subject to any preferential or other rights of any outstanding preferred stock.

Liquidation and Dissolution Rights. Upon liquidation, dissolution or winding up, our common stock will be entitled to receive pro rata on a share-for-share basis, the assets available for distribution to the stockholders after payment of liabilities and payment of preferential and other amounts, if any, payable on any outstanding preferred stock.

Other Matters. No holder of any shares of our common stock has a preemptive right to subscribe for any of our securities, nor are any shares of our common stock subject to redemption or convertible into other securities.

Anti-Takeover Provisions Under The Nevada Revised Statutes

Business Combinations

Sections 78.411 to 78.444 of the Nevada revised statutes (the “NRS”) prohibit a Nevada corporation from engaging in a “combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its articles of incorporation. We do not have such a provision in our Articles of Incorporation, pursuant to which we have elected to opt out of Sections 78.411 to 78.444; therefore, these sections apply to us.

Control Shares

Nevada law also seeks to impede “unfriendly” corporate takeovers by providing in Sections 78.378 to 78.3793 of the NRS that an “acquiring person” shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person. The NRS control share statutes only apply to issuers that have 200 or more stockholders of record, at least 100 of whom have had addresses in Nevada appearing on the stock ledger of the corporation at all times during the 90 days immediately preceding such date; and whom do business in Nevada directly or through an affiliated corporation. We do not currently meet these requirements and as such these provisions do not apply to us.

A Nevada corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793 of the NRS. We have no provision in our Articles of Incorporation pursuant to which we have elected to opt out of Sections 78.378 to 78.3793 and as such these provisions apply to us, subject to the thresholds and limitations discussed above.

Removal of Directors

Section 78.335 of the NRS provides that 2/3rds of the voting power of the issued and outstanding shares of the Company are required to remove a Director from office. As such, it may be more difficult for stockholders to remove Directors due to the fact the NRS requires greater than majority approval of the stockholders for such removal.

Anti-Takeover Provisions of our Articles of Incorporation, Bylaws and Nevada law

Our Articles of Incorporation and Bylaws and Nevada law contain provisions that may discourage, delay or prevent a merger, acquisition or other change in control. These provisions may also prevent or delay attempts by our shareholders to replace or remove our management. Our corporate governance documents include the following provisions:

•          the removal of directors only with the approval of shareholders holding at least two-thirds of the voting power of the issued and outstanding stock entitled to vote in the election of directors;

•          subject to the rights of the holders of any outstanding series of preferred stock and unless otherwise required by law or resolution of our board of directors, vacancies on the board of directors arising through death, resignation, retirement, disqualification or removal, an increase in the number of directors or otherwise may be filled by a majority of the directors then in office, though less than a quorum;

•          authorizing blank check preferred stock, which could be issued with voting, liquidation, dividend and other rights superior to our common stock; and

•          limiting the liability of, and providing indemnification to, our directors and officers.

Preferred Stock

We have an authorized class of preferred stock consisting of 5,000,000 shares of preferred stock with par value of $0.001. No shares of preferred stock are currently issued and outstanding.

Item 12. Indemnification of Directors and Officers.

As authorized by Section 78.751 of the NRS, we may indemnify our officers and directors against expenses incurred by such persons in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, involving such persons in their capacities as officers and directors, so long as such persons acted in good faith and in a manner which they reasonably believed to be in our best interests. If the legal proceeding, however, is by or in our right, the director or officer may not be indemnified in respect of any claim, issue or matter as to which he is adjudged to be liable for negligence or misconduct in the performance of his duty to us unless a court determines otherwise.

Under Nevada law, corporations may also purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director or officer (or is serving at our request as a director or officer of another corporation) for any liability asserted against such person and any expenses incurred by him in his capacity as a director or officer. These financial arrangements may include trust funds, self-insurance programs, guarantees and insurance policies.

Additionally, our Articles of Incorporation state that if someone is or was a director or officer of the Company or serving in that role for another organization at the Company’s request, and such person is involved in a legal matter (civil, criminal, administrative, or investigative) because of that role, the Company shall indemnify and hold them harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith.

Our Bylaws similarly provide that the Company is required, to the fullest extent permitted by Nevada law, to indemnify our current and former directors and officers (and others acting at the Company’s request in similar roles for other entities) against certain liabilities and expenses incurred in connection with legal proceedings related to their service. This includes reimbursement for attorneys’ fees, judgments, fines, and settlements, provided the individual acted in good faith and in a manner believed to be in the Company’s best interests and, with respect to any proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful.

The Company may not indemnify individuals in cases where a final court judgment finds them liable to the Company, or if their conduct involved intentional misconduct, fraud, or knowing violations of law that were material to the matter. Indemnification continues even after an individual no longer serves in an eligible role and applies to their heirs and legal representatives.

Legal expenses must be advanced by the Company as incurred, subject to the individual’s agreement to repay the funds if a court later finds they are not entitled to indemnification. If the individual is successful in their defense, the Company must reimburse all related expenses.

Neither our Bylaws nor our Articles of Incorporation include any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 13. Financial Statements and Supplementary Data.

Incorporated by reference to “Item 8. Financial Statements and Supplementary Data” of the Annual Report and “Item 1. Financial Statements” of the 1Q25 Form 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting Financial Disclosure.

Information incorporated by reference to “Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” of the Annual Report.

Item 15. Financial Statements and Exhibits.

As noted above, the Company’s financial statements are incorporated by reference to “Item 8. Financial Statements and Supplementary Data” of the Annual Report and “Item 1. Financial Statements” of the 1Q25 Form 10-Q.

Exhibits that would be required by this item are incorporated by reference to “Item 15. Exhibits, Financial Statement Schedules” of the Annual Report (except for Exhibits 31.1, 31.2, 32.1 and 32.2, which are not incorporated by reference herein); “Item 6. Exhibits” of the 1Q25 Form 10-Q (except for Exhibits 31.1, 31.2, 32.1 and 32.2, which are not incorporated by reference herein); and “Item 9.01. Financial Statements and Exhibits”, below.

Item 7.01	Regulation FD Disclosure

On June 4, 2025, the Company issued a press release announcing the acquisition of the Trademark, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
4.1*	Common Stock Purchase Warrant dated May 31, 2025, granted by Agassi Sports Entertainment Corp. to Patrick J. Rolfes
4.2*	Common Stock Purchase Warrant dated May 31, 2025, granted by Agassi Sports Entertainment Corp. to Ted Angelo
10.1*	Trademark Acquisition Agreement dated May 31, 2025, by and between Agassi Sports Entertainment Corp., Patrick J. Rolfes and Ted Angelo
99.1**	Press Release dated June 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agassi Sports Entertainment Corp.

	By:	/s/ Ronald S. Boreta
Date: June 4, 2025	Name:	Ronald S. Boreta
	Title:	Chief Executive Officer